UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 19, 2021

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 19, 2021. At the Annual Meeting, the shareholders of the Company voted on the following matters submitted to them for consideration:

1.The Company's shareholders elected all persons nominated as directors to serve until the Company’s
2021 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

	Votes	Votes		Broker
Nominee	“For”	"Against"	Abstentions	Non-Votes
Ellen R. Alemany	495,891,811	26,494,512	2,485,337	26,428,956
Jeffrey A. Goldstein	519,120,321	5,504,685	246,654	26,428,956
Lisa A. Hook	415,525,496	108,984,258	361,906	26,428,956
Keith W. Hughes	502,123,936	22,475,687	272,037	26,428,956
Gary L. Lauer	515,214,162	9,408,346	249,152	26,428,956
Gary A. Norcross	500,017,713	22,516,414	2,337,533	26,428,956
Louise M. Parent	516,988,416	7,637,545	245,699	26,428,956
Brian T. Shea	519,216,795	5,408,162	246,703	26,428,956
James B. Stallings, Jr	516,087,174	8,381,990	402,496	26,428,956
Jeffrey E. Stiefler	515,057,360	9,556,108	258,192	26,428,956

2.The Company’s shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, with 482,327,383 votes for, 40,949,954 votes against, 1,594,323 abstentions and 26,428,956 broker non-votes.

3.The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021, with 546,573,558 votes for, 4,469,128 votes against and 257,930 abstentions.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: May 21, 2021	By:	/s/ Charles H. Keller
		Name:	Charles H. Keller
		Title:	Senior Vice President, Deputy General
Counsel and Corporate Secretary